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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 8, 2001


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

             Ohio                        0-8076                 31-0854434
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

              Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio                           45263
 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report)



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Item 5.    Other Events and Regulation FD Disclosure

     Fifth Third Bancorp and the U. S. Justice Department have agreed that, as a condition to approving the merger of Old Kent Financial Corporation with Fifth Third, six banking locations in areas where the two banks overlap will be sold:
Old Kent Northside Holland Banking Center at 91 Douglas; Old Kent Zeeland Banking Center at 501 West Main; Old Kent St. Joseph Banking Center at 4009 Red Arrow Highway; Old Kent St. Joseph Banking Center at 715 Ship Street; Fifth Third Fremont Banking Center at 211 West Main; Fifth Third Grand Haven Banking Center at 1600 Beacon Boulevard. These divestitures include the Banking Center locations, related retail deposits and loans, and related commercial deposits and loans.

On March 8, 2001, the Press Release attached hereto as Exhibit 99.1 was issued regarding this agreement.

                                    * * * * *

     This document contains forward-looking statements about Fifth Third Bancorp, Old Kent Financial Corporation and the combined company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This document contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third, Old Kent and the combined company including statements preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and Old Kent do business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the businesses in which Fifth Third and Old Kent are engaged; (6) changes in the securities markets; and (7) the possibility that the merger or the planned divestitures will not occur when or as anticipated. Further information on other factors which could affect the financial results of Fifth Third after the merger are included in Fifth Third's and Old Kent's filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third or Old Kent.


Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Press Release dated March 8, 2001





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIFTH THIRD BANCORP
                                             (Registrant)



March 9, 2001                                /s/ Roger W. Dean
                                             --------------------------
                                             Roger W. Dean
                                             Senior Vice President
                                             and  Controller